CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : JULY 2002

Beginning of the Month Principal Receivables :                                                              25,339,645,936.02
                                                                                                            -----------------
Beginning of the Month Finance Charge Receivables :                                                            851,275,026.97
                                                                                                            -----------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                            -----------------
Beginning of the Month Total Receivables :                                                                  26,190,920,962.99
                                                                                                            -----------------
Removed Principal Receivables :                                                                                          0.00
                                                                                                            -----------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                            -----------------
Removed Total Receivables :                                                                                              0.00
                                                                                                            -----------------
Additional Principal Receivables :                                                                             742,732,990.83
                                                                                                            -----------------
Additional Finance Charge Receivables :                                                                         30,661,010.67
                                                                                                            -----------------
Additional Total Receivables :
                                                                                                            -----------------
Discounted Receivables Generated this Period                                                                             0.00
                                                                                                            -----------------
End of the Month Principal Receivables :                                                                    25,993,139,965.42
                                                                                                            -----------------
End of the Month Finance Charge Receivables :                                                                  885,999,700.95
                                                                                                            -----------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                            -----------------
End of the Month Total Receivables :                                                                        26,879,139,666.37
                                                                                                            -----------------
Excess Funding Account Balance                                                                                           0.00
                                                                                                            -----------------
Adjusted Invested Amount of all Master Trust Series                                                         23,088,229,049.00
                                                                                                            -----------------
End of the Month Seller Percentage                                                                                      11.18%
                                                                                                            -----------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : JULY 2002

                                                                                        ACCOUNTS                  RECEIVABLES
                                                                                        --------                  -----------
End of the Month Delinquencies:
      30 - 59 Days Delinquent                                                         471,218.00               463,290,633.16
                                                                                    ------------             ----------------
      60 - 89 Days Delinquent                                                         311,309.00               319,415,595.49
                                                                                    ------------             ----------------
      90 + Days Delinquent                                                            540,307.00               611,361,353.36
                                                                                    ------------             ----------------
      Total 30 + Days                                                               1,322,834.00             1,394,067,582.01
                                                                                    ------------             ----------------
      Delinquent

      Delinquencies 30 + Days as a Percent of End of the Month Total Receivables                                         5.19%
                                                                                                             ----------------

Defaulted Accounts During the Month                                                   171,778.00               119,374,244.39
                                                                                    ------------             ----------------

Annualized Default Rate as a Percent of Beginning of the Month Principal Receivables                                     5.49%
                                                                                                             ----------------


*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : JULY 2002

                                                                                     COLLECTIONS                  PERCENTAGES
                                                                                     -----------                  -----------
Total Collections and Gross Payment Rate                                         4,340,743,766.94                       16.10%
                                                                                 ----------------              --------------

                                                                                     COLLECTIONS                  PERCENTAGES
                                                                                     -----------                  -----------
Collections of Principal Receivables and Principal Payment Rate                 3,861,195,808.32                        14.80%
                                                                                ----------------               --------------
      Prior Month Billed Finance Charge and Fees                                  370,936,078.41
                                                                                ----------------
      Amortized AMF Income                                                         29,878,313.72
                                                                                ----------------
      Interchange Collected                                                        52,422,482.00
                                                                                ----------------
      Recoveries of Charged Off Accounts                                           34,451,415.26
                                                                                ----------------
      Collections of Discounted Receivables                                                 0.00
                                                                                ----------------

Collections of Finance Charge Receivables and Annualized Yield                    487,688,289.39                        22.44%
                                                                                ----------------               --------------
CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : JULY 2002

Beginning Unamortized AMF Balance                                                                              156,825,563.78
                                                                                                               --------------
+     AMF Slug for Added Accounts                                                   2,521,510.28
                                                                                ----------------
+     AMF Collections                                                              21,737,982.95
                                                                                ----------------
-     Amortized AMF Income                                                         29,878,313.72
                                                                                ----------------
Ending Unamortized AMF Balance                                                                                 151,206,743.29
                                                                                                               --------------




                                                    /s/ Stuart Levy
                                                    ----------------------------
                                                    Stuart Levy
                                                    Manager, Investor Reporting




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.



                                                                    Page 8 of 60